Brush Engineered Materials Inc. Company Overview November 2010 Transforming our World and Yours .... a leader in creating innovative engineered material solutions and services to make our customers competitive on a global basis .... while enhancing earnings growth, shareholder value, and stability .... by broadening technology, market and geographic reach Exhibit 99.1

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2 Transforming our World and Yours

Why Brush Unique, rapidly growing, advanced materials company Serving leading edge, high-growth markets Entering a period of accelerated growth driven by secular trends from market and product positioning Smart Mobile devices, 3G/4G, Commercial Aero, O&G, Alternative Energy, Optics, LED/LCD Sustainable long-term growth opportunities Diverse set of high-growth new products and services Expanding margins Strong balance sheet 3 Transforming our World and Yours

2002-2010 (F) Sales 17% CAGR (13% w/o Acquisitions) 4 The Transformation... Accelerated Growth Transforming our World and Yours $ in millions

5 Major Segments (YTD Q3-2010) Transforming our World and Yours Note: %'s are of sales

The Transformation ... Shifting the Business Model to Higher Margins and Higher Value Higher Margins and Higher Value Higher Margins and Higher Value 6 Transforming our World and Yours Measuring Value Add 2010 (F) * % of value added revenue which excludes high value metals

7 Global Sales and Distribution Network Operations in the U.S. and eleven foreign countries International direct sales are approximately 30% of the Company (YTD Q3 2010) ... actual much higher ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland Czech Republic Transforming our World and Yours

8 Customer collaboration ... providing solutions Engineered materials that solve many design challenges - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Light management - Thermal conductivity - Lubricity Targeting profitable growth applications in growing markets Advancing the World's Technologies Transforming our World and Yours

Distinctive Competencies Precious metal refining and management - Au, Ag, Pd PVD materials and services Melting, powder metallurgy , forming technologies Specialty inorganic chemical powders and evaporative materials Sizing, purification, synthesis Large and small area thin film deposition and design Magnatron, Ion beam, IAD, evaporation Electronic packing materials, fabrication and assembly Shield cleaning and bonding services Transforming our World and Yours 9

Distinctive Competencies Production of CuBe and specialty CuNi-based alloys Strip, bar, tube, plate, wire Production of pure Be and Be Ceramic materials All product forms Beryllium mining and extraction Selective plating and metal cladding Strip Processing hazardous chemicals and metals Transforming our World and Yours 10

11 Typical End Uses Disk Drives Industrial products for Oil & Gas and Mining Medical Devices Cellular phones, i-Pods(tm), i-Pads(tm) and other wireless communication devices Notebook computers and network servers Electronic components in cars and trucks Commercial Aerospace Defense Transforming our World and Yours Transforming our World and Yours

12 Typical End Uses Heavy Equipment Space/Science LED's Telecom Infrastructure Optics Alternative Energy Transforming our World and Yours LCD

Diverse Set of High Growth Markets Consumer Electronics 27% Telecom Infrastructure 7% *Value-added revenue, excludes high value metals YTD Q3 2010 Revenue* Automotive Electronics 8% Appliance 7% Other 5% Services 4% Energy 7% Medical 6% Defense and Science 15% Industrial and Commercial Aerospace 14% Transforming our World and Yours 13

Key Application Examples by Market Consumer Electronics Cell Phones I/O Connector Contacts Battery Contacts Internal Antenna Contacts LED Backlight Applications Power amplification, SAW and BAW devices Computers Board-to-Board Connectors Processor Socket Connectors Electronic Shielding Hard Disk Drive Read/Write Head Disk Drive Arm Defense & Science Infrared Sensors for Fighter Jet and UAV Optical Targeting Structural and Electronic Components for Satellites X-ray Windows in Security and Commercial Imaging Systems Laser Protection Optical Coatings Night Vision System Optics 14 Transforming our World and Yours Industrial & Commercial Aerospace Heavy Off-Highway Equipment Bushings Plastic Tooling Landing Gear Bushings Wing Attachments Flight Control Mechanisms Fire Protection Sprinkler Head Washers Telecom Infrastructure Base Stations Coaxial Connectors and High Power Amplifiers Shielding for Servers Undersea Repeater Housings

Key Application Examples by Market

Medical

- Glucose Analysis Test Strips
- Implantables for Seizure Control and Glucose Analysis
- X-ray Mammography
- Radiation Therapy – Neutron Reflectors
- DNA Sequencing Optics

Automotive Electronics

- High Temperature Connectors, Switches, Relays, Sensors
- Leadframes for Power Steering , Power Brakes, and Engine Control
- Air Bag Sensors
- Telematics

Energy

- Oil & Gas
  - Directional Drilling Equipment (ToughMet)
  - Drill Bits (ToughMet Bearings)
  - Wellhead Control Equipment (ToughMet)
- Solar
  - Flexible Solar Cell TCO Layers
  - Concentrator Photovoltaic
  - CIGS Powders
  - Solar Power Interconnects
- Battery
  - Li-ion Battery Power Interconnects
- High Brightness LED Materials

Appliance

- Connectors
- Switches, Relays and Springs

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 15

YTD Q3 - 2010 Markets have responded and business is growing with significantly higher sales and profit levels Initial growth led by electronics, followed by industrial and commercial aerospace markets Sales now at record levels Margins are up significantly Recent acquisitions are on track Cost controls are working well 16 Transforming our World and Yours

Note: Q-1 2010 included $.12 per share of charges, $1.3 million in EBIT. OP%/VA excludes high value metals YTD Q3 - 2010 ... Reported Results Transforming our World and Yours 17

Outlook Normal seasonality of lower sales is expected in 4th quarter 2010 sales are expected to be approximately $1.24 to $1.26 billion 2010 expected profit in the range of $2.00 to $2.10 per share, diluted Solid balance sheet is expected to be even more attractive by year end 2010 Transforming our World and Yours 18

Outlook ... Other Considerations High end more sophisticated electronics are expanding ... although subject to inventory swings Metal prices, raw material prices are a pass through and thus not a significant risk to performance Application base in Specialty Engineered Alloys business continues to grow Specialty Engineered Alloys is less cyclical and margins are higher due to actions taken Acquisitions and Advanced Materials segment markets offer additional near term upside Transforming our World and Yours 19

Outlook ... Other Considerations New equipment for the medical market is installed and operating Cost management initiatives are working well and we expect the benefits to continue well into the future Investments in purchasing, marketing and pricing initiatives should add to margins going forward Acquisitions/augmentation opportunities continue to present themselves Transforming our World and Yours 20

The Transformation ... Overview From Metals & Mining through Specialty Metals to Advanced Materials Beryllium Businesses.........Metals and Mining Expansion of WAM............Specialty Metals Acquisitions..................... Advanced Materials While increasing value add in all business units From single digit to long-term sustainable double digit growth To trading multiples of 9-11x from historic 6-8x EBITDA 21 Transforming our World and Yours

The Transformation ... Strategy Create sustainable market advantage and value to customers through unique technological capabilities and innovation Decrease dependency on the Integrated Metals businesses while improving their performance Create the corporate critical mass to perform better in significant downturns should they arise While building and maintaining a strong balance sheet through a higher cash generating business model Lower the company's "BETA" 22 Transforming our World and Yours Fundamental Principles Driving Our Transformation

The Transformation ... Tactics Create a broader, more diversified base ... focused on greater than GDP opportunities New Technologies New Markets Target fastest growing segments of fast growing markets Grow faster than the markets Achieve double digit growth over time First Priority.....organic growth Second Priority...."manageable" acquisitions 23 Transforming our World and Yours - New Products - Expanded Geography

The Transformation ... Tactics Investments...prioritizing a targeted business model Faster cash to cash cycle Low capital intensity...both working capital and reinvestment capital High IP....technology driven business Non-commodity products...high margins Good growth potential in >> GDP opportunities Acquisitions....accretive within 12 months Augmentation of technology, markets and opportunities $50 million invested per year from cash flow Use debt and equity when appropriate while maintaining quality of balance sheet and financial flexibility 24 Transforming our World and Yours

Advanced Materials, a Higher Share of Total Sales Integrated Metals Advanced Materials Transforming our World and Yours 25

The Transformation ... Faster Cash to Cash Cycle 26 Transforming our World and Yours *Net income + Depr & Amort - change in working capital - Capex Free Cash Flow* A/R, Inventory & A/P %/Sales 41% 25% $'s in millions

Net Cash Provided from Operating Activities* (in millions) 27 The Transformation ... Faster Cash to Cash Cycle Debt to Total Capital Transforming our World and Yours The Balance Sheet *Change in cash, excluding the effect of investing and financing activities

The Transformation ... Key Results The Transformation ... Key Results Advanced Materials growth, market diversification, and Specialty Engineered Alloys improvements 28 Transforming our World and Yours Note: Excludes non-operating charges A Faster Recovery in a Much Tougher Environment (see GAAP reconciliation in Exhibit A)

The Transformation ... Financial Goals/Objectives Organic growth ... double digit over time Value add margins in mid to high teens (OP% of VA) Acquisitions/augmentations at $50.0 to $75.0 million/yr Drive A/R, inventory and A/P % of sales below 20% Capital spending below depreciation Keep debt to total cap below 30% at peaks ROIC to mid teens 29 Transforming our World and Yours Goals, next 3-5 years

Brush Engineered Materials ... Transformed ! A Leaner, Faster Growing, More Diversified & Resilient Company More diversified, market and product basket Broader market reach, geography Growing faster, growth more sustainable Growth and higher margin contributions from acquisitions Less cyclical Lower infrastructure costs, lower capital costs Expanding margins Stronger cash flow 30 Transforming our World and Yours

Key Customers and Examples of Detail Applications by Key Markets Transforming our World and Yours

Well Recognized Key Customers & Demand Generators Consumer Electronics Western Digital RFMD Skyworks Seagate Apple Motorola Cree TriQuint HTC Defense & Science Northrup Grumman DRS Lockheed Martin Raytheon BAE Goodrich General Dynamics 32 Transforming our World and Yours Industrial & Commercial Aerospace Boeing Goodrich Caterpillar Joy Airbus Bucyrus Telecom Infrastructure Cisco NXP Tyco JDSU NEC

Well Recognized Key Customers & Demand Generators

Medical

- Roche
- Medtronic
- Varian Medical
- Siemens
- Agilent
- Applied Biosciences
- Nipro Diagnostics

Energy

- Schlumberger
- Baker Hughes
- Halliburton
- Weatherford
- GE
- First Solar
- MiaSolé
- AMAT
- Primestar
- Nanosolar
- Adhesives Research

Appliance

- Honeywell
- Bosch
- Siemens
- Hotpoint

Automotive Electronics

- Delphi
- Kostal
- Johnson Electric
- Yasaki
- TRW
- Visteon

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 33

Applications - Cell Phones I/O Connector Contacts (Alloy) Battery Contacts (Alloy) Internal Antenna Contacts (Alloy) Grounding Clips and Audio Jacks (Alloy) Micro Mezzanine Connectors for LCD Screen (Alloy) Internal Electronics (WAM): Thin Film Materials - Power amplifiers, SAW and BAW devices, filters, and IC's Frame Lid Assemblies for SAW Thin Film Material for backlight applications using LED technology Shield Cleaning Other Cell Phone Applications: Circuit Board and IC Inspection (Electrofusion/ Be Products) RoHS Compliance Assurance (Electrofusion): Transforming our World and Yours 34

Applications – Automotive Electronics



Auto Dimming Mirror Connectors (Alloy)
Air Bag Sensors (TMI, Alloy)
Mirror & Windshield Electronic Connections (TMI)
Lithium Ion Battery Interconnects (TMI)
Window and Door Switches (Alloy)
On Board Telematics (Alloy)
Turn Signal and Emergency Flasher Relays (Alloy)
Engine Efficiency Oxygen Sensors (TMI)
Fuel Pump and Fuel Level Sensors (Alloy)
Hybrid Vehicle Motor & Module Connectors (Alloy)
Battery Management Resistors (TMI)
Battery & Relay Control Modules (Alloy)
Battery Terminals (Alloy)
Engine Ignition and Control Modules
Electronic Power Steering Modules (TMI)
ABS Leadframes (TMI)
Lamp Socket Connectors (Alloy)

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 35

Applications – Aerospace


Flight Attendant Jumpseat Spring
Avionics/Electrical Systems
Airframe Structure
Flight Control Mechanisms
Horizontal Stabilizer & Rudder Attachments
Wing Attachments
Landing Gear Attachments
Engine and Pylon Attachments
Doors & Hatches
Landing Gear Components
Hydraulic Systems
7E7 Main Landing Gear
T3 TS
Pivot Joint
Truck Beam
Safety Slide Mechanism
Fuel Systems

Other Aerospace Applications:

- Baggage Inspection (Electrofusion)
- Nondestructive Evaluation (Cracked Component Detection) (Electrofusion)

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 36

Applications - Oil & Gas Under Water Wellhead Equipment (Alloy) Blow out preventers, hydraulic actuators Directional Drilling Equipment (Alloy) MWD, LWD, MPT systems Drill Bits (Alloy Structural Rig Components (Alloy) Wellhead Control Equipment (Alloy) Other Oil & Gas Applications: Elemental Analysis (Electrofusion) Down Hole X-Ray Inspection (Electrofusion) Transforming our World and Yours 37

Applications – Photovoltaic (Solar)

Technology: Crystalline Silicon (Si)
Interconnect Materials
Front and backplane systems for high efficiency designs.

Technology: Flexible Solar Cells / Building Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense.

Technology: Cadmium Telluride (CdTe)
Thin Film (PVD) Materials
Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers

Technology: Copper Indium Gallium Selenide (CIGS)
Thin Film (PVD) Materials as well as Powders for Printing CIGS applications
Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells.



Technology: Concentrator Photovoltaic (CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating Solar rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers

Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metallized Ceramic Substrates

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 38

Thin film materials for the read/write head. (WAM) Sputtering Targets/Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Applications - Hard Disk Drives Disk Drive Arm (TMI) Clad Materials (Aluminum and Stainless Alloys) Applications growing into many commercial and mobile electronic products. Transforming our World and Yours 39

Applications – Medical

Seizure Control (WAM/TFT):

- Thin Film Deposition Implantable Electrode – Parkinson's disease (R&D)

X-Ray Mammography (Electrofusion)

Subcutaneous Glucose Analysis (WAM/TFT/TechniMet):

- Thin Film Coatings – Electrode Monitoring device

External Glucose Analysis (WAM/TFT/Techni-Met):

- Subcutaneous sensors for glucose measurement

Insulin Pump (Alloy):

- EMI Shielding and Grounding
- Electrical Terminals in Connectors



Radiation Therapy – Neutron Reflectors

Cardiac Rhythm Management (TMI):

- Electronic Interconnects/Components
  - Niobium/Titanium Electron Beam Weld

Other Medical Applications:

- **CT Scan** (Electrofusion)
- **Diagnostic X-Rays** (Electrofusion)
- **Advanced Drug Delivery Components** (TMI)
- **Diagnostic Electronic Components** (TMI)
- **Anesthesia Monitoring Components** (TMI)
- Operating Instruments (TMI)

BRUSH ENGINEERED MATERIALS

Transforming our World and Yours 40

The Transformation ... Acquisitions The Transformation ... Acquisitions 41 Approximately $175 M invested at EBITDA multiples of 5-7 Transforming our World and Yours

Major Product Forms 42 YTD Q3 2010 Revenue Transforming our World and Yours Strip Metal 20% Bulk Metal 11% Powders 2% PVD Targets 38% Coatings 8% Semi-Finished Components 5% Other Precious Metals 13% Other 3%

Company Overview Review our two largest segments Growth drivers, future initiatives, sustainability 43 Transforming our World and Yours

Profile A leading manufacturer of high performance advanced engineered materials and services ... an enabling materials technology company Four segments ... with operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from high-tech consumer electronics to heavy industrial equipment Transforming our World and Yours 44 Unique Advanced Materials Company

45 Core Competency Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a niche orientation ... non-commodity Focus on global growth and service Constantly looking ahead to realign product and service portfolios toward favorable market and technology trends ... targeted to achieve strong profitable growth A Common Approach to Markets and a Common Culture across our Operating Companies Transforming our World and Yours

46 Our ongoing value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting profitable niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions, fast accretion Margin Improvement Lean Sigma-driven operating efficiency improvement New higher value added products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean Sigma-driven factory utilization gains Transforming our World and Yours

Specialty Engineered Alloys Transforming our World and Yours

Specialty Engineered Alloys - Overview World's Leader in Copper Beryllium North America's only Bertrandite Ore Mine Only Fully Integrated Copper Beryllium Business (mine - manufacture - sales - distribution - technical support) 848 Employees at 8 Locations Growing Non-Beryllium Product Family of High Performance Alloys (Toughmet, Cupro-Nickel, Leaded CuNi wire, Moldmax V) Third Party Distribution is above 40% and Growing Sales are 55% outside North America and Growing Transforming our World and Yours 48

Operations and Distribution Operation Location Products Mine Delta, UT Bertrandite Ore Chemical Mill Be Hydroxide Primary Operations Elmore, OH Cast Billets Strip Mill Strip Coils Bulk Mill Rod, Bar, Tube and Plate Finishing Operations Reading, PA Finished Strip and R&W Non-Be Casting Lorain, OH Cast Billets and Shapes Distribution Chicago, IL Finished Strip Detroit, MI Finished Bulk Stuttgart, Germany Finished Strip Fukaya, Japan Finished Strip Transforming our World and Yours 49

Independent Distributors Transforming our World and Yours 50 Americas Europe - Admiral Metals - Bohler Uddeholm - Bohler Uddeholm - Busby Metals - Busby Metals - Laminaries Matthey - EJ Brooks - Stainless - Farmers - Thyssen Krupp - Mead Metals Asia Pacific - Schmoltz & Bickenback - ASSAB Pacific - Southern Copper & Supply - ATP - Thyssen Krupp - James Coppel Lee - Trident - Oristar - Tai Mao - Yamato Miyoshi - Yee Chong

Why use Copper Beryllium and our other Alloys?

- High Strength and Hardness
- High Thermal Conductivity
- High Thermal Stability
- High Electrical Conductivity
- Miniaturization
- Anti-Microbial
- Non-Biofouling
- Non-Magnetic
- Non-Sparking
- Anti-Galling
- Corrosion Resistant
- Good Machinability
- Good Castability
- Good Formability
- Good Tribology
- Age Hardening
- Stress Relaxation Resistant

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 51

Major Product Forms Strip Rod Wire Plate Bar Tube Billet Casting Alloys Mainly CuBe and other Specialty CuNi based products Transforming our World and Yours 52

Specialty Engineered Alloys - Annual Sales $ millions Transforming our World and Yours 53

Specialty Engineered Alloys - Transformation Lower Breakeven Reduce Overhead Improve Margins Attack Costs Increase Prices Lower Breakeven to Reduce the Impact of Business Cycles and Grow the Top Line Faster Growth Establish Growth Teams New Alloys New Applications New Geographies Higher Margin Products Transforming our World and Yours 54

Transformation - Lower Overhead 2009 OH Reduction (23%) $25 M Headcount Reduction Transition to 3rd Party Distribution More to Come (2010 to 2013) $6-8 M Depreciation Reduction Operating Efficiencies Lean Sigma Initiatives Transforming our World and Yours 55

Transformation - Attack Costs 2009 Variable Cost Reductions $5-7 M Labor Cost and Utilization Purchasing Initiatives Lean Sigma Savings More to Come 2010 - 2013 $2-4 M Transforming our World and Yours 56

Transformation - Pricing Actions 2009 - Hired Pricing Consultant 2009 Theme - "Capture the Value of Brush" Freight Charge Expedite Fees Fabrication Increases Price Setting Transforming our World and Yours 57

Breakeven Reduction - Complete Transforming our World and Yours 58

Key Customers and Demand Generators by Market Transforming our World and Yours 59

Growth - Alloys/Processes Recently Developed for: Strip Backplane Connectors, Processor Sockets, BITS and Modular Jacks Non-Be for micro motors and voice coil motors Bulk Non-Be Aerospace Bearings and Rub Strips Non-Be Oil & Gas Housings and Drilling Tools Non-Be Fittings for the Marine Market Non-Be Larger Diam. Bearings for Heavy Equipment Rod and Wire Electrical Connectors for Transportation Market Transforming our World and Yours 60

Smart Phone Shipments (millions of units) Source: Frost and Sullivan Board to Board Contacts SIM Card Contacts Vibrator Motor Contacts Battery Contacts Applications - Smart Phones OEMs are seeing the value of using high performance alloys to make more reliable connectors Audio Jack Contact 2008 2009 2010 2011 2012 2013 Total 139 190 251 321 398 479 Typical Contact Applications Battery Contacts Audio Jacks SIM Card Contact Board to Board Contacts Vibrator Motor Contacts Transforming our World and Yours 61

Applications - Infrastructure (Local Area Networks) Shielding Modular Jacks PCB Sockets Processor Sockets Transforming our World and Yours 62

Applications - Voice Coil Motors Applications: Cell Phones Computers Digital Cameras BF158 was developed and launched in 2009 and is currently used to make VCM spring plates. During 2010, 93.4% of U.S. mobile phone sales will be camera phones. Transforming our World and Yours 63

Applications - Micromotors Applications: Automotive Home Electronics Appliance Power tools Optical & Precision Instruments HVAC Brush springs are made using Alloy 25. Two new products have been developed for commutator applications and are currently being evaluated by potential new customers. Commutator Brush Transforming our World and Yours 64

Bulk Products - Revenue Growth 2000 2010 (F) Oil & Gas Exploration and Production 14% 27% Aerospace 14% 24% Automotive 37% 23% Consumer 6% 16% Const & Mining Equip 2% 7% Undersea Telecom 19% 2% Electric Power 2% 1% Sales $50M $100M Transforming our World and Yours 65

66 Applications - Oil & Gas Under Water Wellhead Equipment ROV's, blow out preventers, hydraulic actuators, control fluid couplings Directional Drilling Equipment MWD, LWD, MPT systems Drill Bits Structural Rig Components Wellhead Control Equipment Artificial Lift Equipment ToughMet bearings in Electric Submersible Pumps Transforming our World and Yours

Energy Growth (Oil & Gas) Transforming our World and Yours 67

68 Applications - Aerospace Avionics/Electrical Systems Airframe Landing Gear Attachments Engine and Pylon Attachments Flight Control Mechanisms Horizontal Stabilizer & Rudder Attachments Hydraulic Systems Fuel Systems Wing Attachments ( Doors & Hatches Landing Gear Components Flight Attendant Jumpseat Spring Safety Slide Mechanism Transforming our World and Yours

Aerospace Growth Aerospace Growth Aerospace Growth Transforming our World and Yours 69 "Aircraft Delivered" - JPMorgan forecast

Applications - Mining Equipment Non-galling: dynamic bushings on 16 high- stress positions in all models. ToughMet 3 Replaces carburized 8620. • Corrosion resistance: all salt and potash miners specified with 100% ToughMet 3 bushings. ToughMet 3 Bushings Bearing life improved 6X Transforming our World and Yours 70

Applications - Injection Mold Tooling (Consumer) MoldMAX mold core and cavity tooling inserts at all the hot spots Cycle time reduced 30%. Scrap rate reduced to zero. One less molding machine required to meet demand growth. Transforming our World and Yours 71

New Geographies Focus on Brazil, Russia, India and China Expanding Footprint in China New Distributors Growing Plastics Business in Asia Added Sales, Distribution and Slitting in India Developing Oil & Gas Business in Russia Increased Market Share in UK with Distribution Partner Transforming our World and Yours 72

Breakeven Reduction - Goal Transforming our World and Yours 73

What are the key points today? Overhead has Dropped and Margins have Improved Breakeven has Significantly Improved Better Positioned for Business Cycles Breakeven will Further Improve Robust New Product Development Growing Internationally Markets being Served are Robust (> GDP) Gaining Share in Growing Markets Transforming our World and Yours 74

Advanced Material Technologies and Services Transforming our World and Yours "Our Customers' First Choice!"

Strategic Augmentation Williams Precious Metals Acquired 1987 Advanced Materials Technology 1989 Hydrostatics Inc. 1994 Pure Tech Inc. 1998 Wheatfield (Greenfield) 1998 Semi Alloys Inc. 2001 Honeywell FLA (Technology) 2003 OMC Scientific Ireland 2005 Thin Film Technology 2005 CERAC inc. 2006 Suzhou, China (Greenfield) 2007 Louny, Czech Republic (Greenfield) 2007 Techni-Met 2008 Barr Associates 2009 Academy Corporation 2010 "Our Customers' First Choice!" Transforming our World and Yours 76

Sales History 77 "Our Customers' First Choice!" Transforming our World and Yours $'s in millions

Transformation Elements Customer Centricity Sustain the "Base" Quality as the Differentiator Leading Edge Technologies Niche Markets / Applications Focus on Innovation The "Right" Organization / People Global Manufacturing Capabilities "Our Customers' First Choice!" Transforming our World and Yours 78

Markets

"Our Customers' First Choice!"

SBU's / BUSINESS SEGMENTS



PRECISION THIN FILM OPTICS
•BUFFALO
•BUELLTON
•BARR
MICROELECTRONICS SERVICES
•BUFFALO
•WHEATFIELD
•NBPT
•SINGAPORE
•EUROPE
•BREWSTER
•MILWAUKEE
•BUELLTON
•ACADEMY
LARGE AREA SPECIALTY THIN FILM
•BUFFALO
•HARTFORD
•MILWAUKEE
•BUELLTON
•ACADEMY
ADVANCED CHEMICALS
ALTERNATIVE ENERGY
•BEM
•BUFFALO
•SINGAPORE
•BREWSTER
•MILWAUKEE
•HARTFORD
•ACADEMY
•BARR
CHEMICAL / COMPOUNDS
•BREWSTER
•SINGAPORE
•BUELLTON
•MILWAUKEE
•BARR

■ Recent acquisitions

BRUSH ENGINEERED MATERIALS

Transforming our World and Yours 79

Overview Global Presence: Advanced Materials Technologies 1,100 Employees 15 Asset Locations Strategic Business Units - Organization Support Functions Sales Administration Technology / new product development Virtual new product development i-Flow Stage-Gate Technology Experts "Our Customers' First Choice!" Transforming our World and Yours 80

Distinctive Competencies Precious Metal Refining and Management - Au, Ag Pd PVD Materials and Services Melt and Powder Metallurgy Shield Cleaning and Bonding Large and Small Area Thin Film Deposition and Design Hazardous Chemical Processing Electronic Packing Materials, Fabrication and Assembly Global Presence Marketing and Sales Depth Track Record of Success - Strong Long - Term Growth Customer Relationships Williams Brand Recognition Barr - Recognized Leader Precision Thin Film Optical Coatings Academy - Leader in Ag PVD for Architectural Glass Industry Transforming our World and Yours 81 "Our Customers' First Choice!"

Core Technologies

"Our Customers' First Choice!"

- PM Casting / Rolling
- Non PM Casting
- Investment Casting
- High Volume Casting
- PM Refining (Au/Pd)
- Component Machining
- Assembly Welding
- Wire Fabrication
- Rod / Turks Head
- Hot Pressing (Induction)
- Hot Pressing (Resistive)
- Au/Ni Plating

- Thermal Arc Spray
- Selective Plating
- Thick Film Printing
- GDMS / ICP / Wet Chem
- Powder Metallurgy
- Powder Sizing
- Large Area Machine
- Grinding / Polishing
- Shield Kit Chemistry
- Backing Plate Design
- Direct Bond Copper
- Plastic Component Process

- Component Design
- Brazing High Temp
- Component Assembly
- Chemical / Synthesis
- Bonding
- Enhanced Target Design
- Magnetron Sputtering
- IBS Evaporation
- LA Thin Film Coating
- Photo Lithography
- Reel-to-Reel PVD

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 82

Microelectronics & Services

"Our Customers' First Choice!"

Key Markets



Wireless Application



Photonic & Optical Applications (LED)



Semiconductor



Defense



Medical

Products

- Semi PVD Targets
- Precious Metal Targets
- Evaporation Materials
- Architectural Glass Targets
- Vacuum Grade Joining Materials

- High Reliability Microelectronic Materials
- Hermetic Covers
- Precious Metal Stamped Products
- Precious Metal Fine Wire
- High Power RF Packages
- Vacuum Grade Joining Materials

- Precious Metal Management
- Precision Parts Cleaning
- Precious Metal Refining Services
- Precious Metal Grain
- Dental Alloys

Core Technology

- Vacuum Melting
- Metal Rolling, Annealing,
- Forging, & Extrusion
- Precious Metal Management
- Sputtering Target Bonding
- High Volume Stamping
- Precision Machining
- Refining
- Tooling Design
- Powder Metallurgy

- Refining
- Brazing
- Precious Metal Wire Fabrication
- High Temp Braze
- Twin Wire Arc Spray
- Atomization
- Precision Cleaning & Chemical Removal
- Selective Precious Metal Plating
- Target Enhancements
- Purity Control
- Joining Technology

- Solder Material Fabrication
- Thermal Management Design
- Thick Film Printing
- Cladding
- Wire EDM
- Direct Bond Copper
- Turks Head
- Coatings
- Stamping
- Assembly

BRUSH ENGINEERED MATERIALS

Transforming our World and Yours 83

Products Precision Optics Core Technology Key Markets Defense Applications Commercial Application Space, Science & Astronomy Thermal Imaging Flex Sensors Visi-Lids(r) Filter Sets Linear Variable Filters High Value Coatings Non-optical Coatings Hybrid Circuits Magnetron Sputter Ion Beam Sputter Thermal Evaporation Sub Assembly/Potting Solder Assembly Optical Design Ion Assisted Deposition Precision Patterning Singulation Transforming our World and Yours 84 "Our Customers' First Choice!"

Advanced Chemicals

"Our Customers' First Choice!"

Key Markets



HI B LED's Applications



Security Application



Alternative Energy



Specialty Inorganic Chemicals

Products

- **Optic Materials**
- **LED**
  - Phosphor Additives
- **Specialty Chemicals**
  - Thermal Management
  - Specialty Battery
  - GaAs Precursors
- **Solar**
  - PVD Targets
    - Thin Film PV (CdTe,CIGS)
    - Thermal Reflector, Mirrors
  - High Purity Chemicals
    - Evaporants (CdTe,CdS)
    - Links

Core Technology

- Hot Pressing (Induction)
- Hot Pressing (Resistive)
- Powder Sizing
- High Purity Chemicals
- Low Oxygen/Moisture
- Chemical Synthesis
  - Solid State
  - Precipitation reactions
- E-beam Materials
- EH&S Safety – Haz Matrerials
- Customizable, Flexible Niche Producer

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 85

Key Markets Medical Applications Alternative Energy Display Technologies Products Core Technology Engineered Thin Film New Product Development Services Sputtering Converting Large Area Specialty Coatings Thin Film Stack with Custom Optical and/or Electrical Properties Precision Slit Base film and Coated Webs Au and Pd Coated Flexible Substrates Non Precious Metal Coated Flexible Substrates Transforming our World and Yours 86 "Our Customers' First Choice!"

End Use Markets Market Growth Wireless 12-20% LED's 20-30% Precision Optics 12% Photovoltaic 30% Medical 8-12% Market Growth Defense Flat Semiconductor 6% Data Storage 10-12% PM Services 10+% "Our Customers' First Choice!" Transforming our World and Yours 87

Wireless/Photonics Wireless/Photonics Technology: Specialty Inorganic Compounds, and High Purity NPM/PM (Au) TFT LCD backlights, Monitor lighting, signage displays, billboards, traffic lights conventional lighting Technology: Gallium Arsenide devices (GaAs) Cellphones, PDA's, wireless devices requiring pre -amplifiers' , power amplifiers, oscillators, surface acoustical wave devices, Technology: Infrastructure Components High power thermal materials and products serving wireless communications, high power transmission "Our Customers' First Choice!" Transforming our World and Yours 88

Precision Optics Precision Optics Technology: Filter Arrays Satellite imaging filters, Medical /DNA sensors, filters Color matching food processing ,Gas analysis ,Laser , communications Technology: NIR and IR Lenses Thin Film (PVD) Deposition Process Multi -layer filters for Thermal weapon sites, laser protection, automotive pedestrian protection, security camera, commercial thermal meters, UAV applications Technology: High Value Coatings Identified as the "Go to" Precision coater of sophicatied high value components including mirrors and lenses used in a number of government /commercial space ,science and astronomy applications through the world -US, Europe and Asia "Our Customers' First Choice!" Transforming our World and Yours 89

Applications – Photovoltaic

"Our Customers' First Choice!"



Technology: Flexible Solar Cells
Building Integrated Photovoltaic
Thin Film Services
Solar cells built in flexible substrates applications such as roofing tiles or defense.

Technology: Cadmium Telluride (CdTe)
Thin Film (PVD) Materials
Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers

Technology: Copper Indium Gallium Selenide (CIGS)
Thin Film (PVD) Materials as well as Powders for Printing CIGS Applications
Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells.

Technology: Amorphous Silicon (a-Si, tandem and multi-junction)
Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO (Transparent Conductive Oxide) layers

Technology: Concentrator Photovoltaic (CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating Solar rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials
Micro Electronic Packaging Products
Bonding Ribbon - Au & Ag
Lead-free Solders
Metalized Ceramic Substrates

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 90

Other Segments Key Initiatives Transforming our World and Yours

92 Beryllium and Beryllium Composites - Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) - Infrared sensors for fighter jet and UAV optical targeting, radar and navigation/guidance systems and special ops (FLIR) -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Optical mirrors for NASA space-based telescopes -Diaphragms for commercial and concert quality speaker systems Transforming our World and Yours

Beryllium and Beryllium Composites - Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) Optical data collection and targeting systems - vision and sensors Fabricated parts up x3 since 2009 Energy ITER (International Fusion Reactor) Nuclear fission reactors (test, small scale, fuel additive) Commercial "Truextent" speaker diaphragms Semi-conductor equipment - wafer fab and test structural components Investment casting to expand AlBe application base Expanding materials technology beyond Be - using our manufacturing base Solar Defense 93 Transforming our World and Yours Platforms for Sustainable Growth

94 Engineered Material Systems - solving customers' problems with engineered strip metals Mill Products Specialty cladding and inlay Electron beam welding of dissimilar materials Profiling shapes by milling and/or grinding Close tolerance rolling Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies Automotive, Telecom/Computer, Medical, Energy Disk Drive Arms Automotive Control Components Specialty Electronic Connectors Transforming our World and Yours

Electron Beam Welding Clad Inlays, Overlays Electroplating Solder Technologies Profiled Machining Transforming our World and Yours 95 TMI Core Technologies

Engineered Material Systems - solving customers' problems with engineered strip metals Platforms for Sustainable Growth Li-ion battery power interconnect solutions Solar power interconnect clad foil solutions Medical - reroll and specialty applications High power specialty electronics products - global automotive Continue to expand international footprint Increase value add with "total" component supply 96 Transforming our World and Yours

Reconciliation of Non-GAAP Financial Measures Transforming our World and Yours 97 *Reconciliation of 2010 Forecast information: expected earnings per diluted share for the 2010 full year excludes special items. It is not possible at this time to identify the potential amount or significance of these special items. Accordingly, a detailed reconciliation of earnings per diluted share for 2010 is impracticable. Exhibit A